UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934

                          Date Of Report: July 22, 2002
                        (Date Of Earliest Event Reported)

                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

               DELAWARE                                   77-0381362
   (State Or Other Jurisdiction Of             (I.R.S. Employer Identification
    Incorporation Or Organization)                         Number)

                         Commission File Number: 0-24802

              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)

                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)

                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)

                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)


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Item 5.           Other Events

         On July 22, 2002, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced financial and operating results for the three month and six month periods ended June 30, 2002.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1 Press Release dated July 22, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:   July 22, 2002            By:  /s/ C. Edward Holden
                                      --------------------
                                      C. Edward Holden
                                      Chief Executive Officer
                                      President
                                      Vice Chairman Of The Board Of Directors



Date:   July 22, 2002            By:  /s/ Mark R. Andino
                                      ------------------
                                      Mark R. Andino
                                      Chief Financial Officer
                                      Treasurer
                                      (Principal Financial & Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit Number                      Exhibit
--------------                      -------

Exhibit 99.1                        Press Release Dated July 22, 2002


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